Manor Investment Funds

4th Quarter Report
December 31, 2021
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

December 31, 2021

Dear Fellow Shareholders:

The stock market rebounded from the pullback late in the 3rd Quarter of 2021, to end the year at new highs for many of the major stock indices. The return was impressive given the economic headwinds, rising inflation, and the prospect of Fed tightening. Rising interest rates pushed bonds lower, generating negative returns for the quarter and full year in the bond market.

What a Long, Strange Trip It's Been

I'm not a big Grateful Dead fan, but I'm sure that the line above, from their song "Truckin" is recognizable to both dedicated and casual fans alike. It should be, because apparently it has been performed by the group more than 520 times in concert. It's immediately recognizable because it succinctly encapsulates an idea that we can relate to so easily. Who hasn't struggled to work through some challenge that defies a simple solution through twists and turns that seem to stretch forever?

In many ways, the financial markets have been on a long, strange trip. Since the Great Financial Crisis in 2007-8 we have been on a financial experiment that employed novel and untested macro-economic policies involving central bank intervention in the financial markets and government intervention in the economy. The trip has become all the more strange as the impact of the COVID pandemic and policy responses added another layer of distortion on the global economy and financial markets. The result has been labor shortages, a sharp resurgence of inflation, supply chain imbalances, and a rapid escalation of non-traditional investment assets. We now begin an unwind of these policies without a clear understanding of the impact on our fragile economy and financial markets.

Despite the uncertainty, stock market performance has been impressive. The markets struggled in September, as concerns regarding the potential for a government shutdown and proposed tax increases weighed on investors. The uncertainty was compounded as a series of negative earnings pre-announcements raised concerns about corporate profitability. The markets turned upward in October as the shutdown was avoided, major tax increases were removed from proposed legislation, and reported corporate earnings were better than expected. The markets stumbled in November as pandemic concerns resurfaced, but finished the year with an impressive rally as the Fed reassured the markets by effectively conveying policy changes that would reduce financial stimulus and address inflation concerns. The policy moves, combined with data demonstrating that the severity of recent COVID cases were much lower, pushed many of the major stock indices to new highs by quarter-end.

For the full year, the four major stock indices posted positive returns, with the S&P 500 outperforming the Nasdaq for the first time since 2016. The Russell 2000 small-cap index underperformed as the prospect of reduced fiscal and monetary stimulus, and the prospect of higher interest rates, weighed on these smaller companies. Growth stocks outperformed value stocks once again, but as the year progressed and the potential impact of policy changes became a concern, value names began to show signs of a rebound. The shift was hardly enough to reverse the trend that has been in place since the Fed began its quantitative easing policy after the Great Financial Crisis, but it could signal a shift in market leadership away from the mega-cap growth names that have dominated the market over the past several years.

The Manor Fund

The Manor Fund rose 9.57% net of all fees and expenses, during the quarter ending December 31, 2021, underperforming the S&P 500 index return of 10.65% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index return of 10.22%. The Fund outperformed both the S&P 500 index and comparable mutual funds during the trailing year with a return of 29.50% for the Fund compared to returns of 26.88% for the S&P 500 and 26.03% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 21.76%, 12.06%, and 11.64% for the Fund compared to annualized returns of 25.04%, 17.90%, and 16.24% for the S&P 500 index, and returns of 23.49%, 16.81%, and 15.17% for the Lipper Large-Cap Core mutual fund index.

During the 4th Quarter of 2021, the Fund was helped by strong performance from D.R. Horton, Applied Materials, Inc., Microsoft Corporation, Anthem, Inc., and Lowes Corporation. The shares of D.R. Horton rose steadily, rebounding from weakness in the shares last quarter. The home builder reported revenue and earnings above expectations, raised revenue expectations for the fiscal year, and indicated that demand was exceeding its current capacity to deliver homes. The shares of Applied Materials also rose steadily during the quarter, breaking above a trading range that held for much of the year. The maker of semiconductor manufacturing equipment reported revenue and earnings that missed expectations, and lowered revenue and earnings guidance for the coming quarter. Management indicated that demand is expected to grow but that supply chain disruptions continue to be an issue. The shares of Microsoft rose again early in the quarter, extending a rally that stretches back almost two years. Microsoft reported revenue and earnings above expectations driven by strong revenue growth in each of its three main business segments. The shares of Anthem jumped early in the quarter after the company reported earnings above expectations, strong revenue growth, and raised earnings guidance for the fiscal year. The shares rallied further during December, pushing the stock to new highs. The shares of Lowes rose steadily throughout the quarter, breaking above the trading range that held for much of the year. Lowes reported revenue and earnings that exceeded expectations and raised revenue guidance for the fiscal year. The stock received a boost in December when the company reaffirmed revenue and earnings guidance for the next fiscal year, and authorized a new $13 billion common stock repurchase program.

Notable laggards during the 4th Quarter of 2021 include Charter Communications, Skyworks Solutions, Inc., Fidelity National, Inc., JP Morgan Chase, and AT&T, Inc. The shares of Charter Communications declined steadily through much of the quarter, retracing a substantial portion of the rally in the shares earlier in the year. Charter reported revenue and earnings above expectations and continued subscriber growth. The shares of Fidelity National fell steadily, extending a decline that stretches back to early in the year. The company reported earnings above expectations, revenue growth in line with expectations, and reaffirmed revenue and earnings growth for the fiscal year. Fidelity also increased the dividend growth rate as part of a new capital allocation strategy. The shares of JP Morgan Chase traded lower later in the quarter after the company announced operating results. The company reported earnings above expectations, but a decline in year-over-year revenue. The shares of AT&T fell steadily through much of the quarter, extending

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - December 31, 2021

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –98.8%		
Consumer Discretionary – 12.7%		
Booking Holdings*	100	239,923
D. R. Horton, Inc.	4,982	540,298
Lowes Companies	1,362	352,050
		1,132,271
Consumer Staples – 4.9%		
Kroger Company	3,642	164,837
PepsiCo, Inc.	1,563	271,509
		436,346
Energy – 6.5%		
Devon Energy	7,924	349,052
Valero Energy	2,995	224,954
		574,006
Financial – 11.2 %		
Chubb Corp.	910	175,912
JPMorgan Chase	1,997	316,225
Metlife, Inc.	2,712	169,473
PNC Financial	1,619	324,642
		986,252
Health Care – 11.9%		
AbbVie, Inc.	2,141	289,891
AmerisourceBergen	1,513	201,063
Anthem, Inc.	885	410,233
CVS Health Corp.	1,488	153,502
		1,054,689
Industrial – 6.0%		
Cummins, Inc.	1,331	290,344
Northrop Grumman	634	245,403
		535,747
Information Technology – 26.1%		
Applied Materials	4,123	648,795
Fidelity National	1,507	164,489
Microchip Tech	4,804	418,236
Microsoft Corp.	1,526	513,225
NetApp, Inc.	2,260	207,897
Skyworks Solutions	2,361	366,286
		2,318,928
Material – 6.2%		
Avery Dennison	2,543	550,737
		550,737
Communication Services – 8.2%		
Charter Comms.*	521	339,676
Meta Platforms *	1,162	390,839
		730,515
Utility – 1.1%		
AES Corporation	4,043	98,245
		98,245
Real Estate Investment Trust – 4.0%		
Equinix, Inc.	421	356,098
		356,098
TOTAL COMMON STOCKS (Cost $ 3,884,387)		8,773,834
SHORT-TERM INVESTMENTS – 1.2%		
1st Amer. Gov. Fund	105,598	105,598
TOTAL SHORT-TERM INVESTMENTS (Cost $ 105,598)		105,598
TOTAL INVESTMENTS – 100.0% (Cost $ 3,989,985)		8,879,432
Other Assets less Liabilities – Less than 0.1%		2,408
NET ASSETS 100.0%		$ 8,881,840

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - December 31, 2021

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index


40%
30%
20%
10%
0%
-10%
-20%
-30%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending December 31, 2021

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
4th Quarter	**9.57 %**	10.65 %	10.22 %
1-Year	**29.50 %**	26.88 %	26.03 %
3-Year Annualized	**21.76 %**	25.04 %	23.49 %
5-Year Annualized	**12.06 %**	17.90 %	16.81 %
10-Year Annualized	**11.64 %**	16.24 %	15.17 %
Annualized since inception 9/26/95	**7.15 %**	10.26 %	8.44 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Applied Materials	7.3 %
Avery Dennison	6.2 %
D.R. Horton, Inc.	6.1 %
Microsoft Corp.	5.8 %
Microchip Tech.	4.7 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	26.1 %
Consumer Disc.	12.7 %
Health Care	11.9 %
Financial	11.2 %
Communication	8.2 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - December 31, 2021

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 97.8%		
Consumer Discretionary – 10.6%		
Amazon.com Inc.*	271	903,606
Dollar Tree, Inc.*	2,510	352,705
LKQ Corp.*	6,255	375,488
		1,631,799
Financial – 2.2%		
Chubb Limited	1,768	341,772
		341,772
Health Care – 23.9%		
AbbVie, Inc.	2,616	354,207
Bristol-Myers	4,802	299,405
CVS Health Corp.	5,326	549,430
Eli Lilly & Co.	2,974	821,478
Regeneron Pharma*	575	363,124
Thermo Fisher	988	659,233
UnitedHealth	1,244	624,662
		3,671,539
Industrial – 6.2%		
Landstar System	2,326	416,400
United Rentals, Inc.*	1,640	544,956
		961,356
Information Technology – 40.2 %		
Akamai Tech., Inc.*	3,613	422,866
Apple, Inc.	10,107	1,794,700
Fidelity National	3,004	327,886
MKS Instruments	2,475	431,071
MasterCard Inc.	1,010	362,913
Microsoft Corp.	2,456	826,002
ON Semiconductor*	14,813	1,006,099
PTC, Inc.*	3,191	386,590
Qualcomm, Inc.	3,413	624,135
		6,182,262
Material – 4.7%		
Sherwin Williams	2,058	724,745
		724,745
Communication Services – 10.0%		
Alphabet Inc. Cl A*	179	518,570
Alphabet Inc. Cl C*	179	517,953
Charter Comm.*	775	505,277
		1,541,800
TOTAL COMMON STOCKS (Cost $5,869,819)		15,055,273
SHORT-TERM INVESTMENTS – 2.2%		
1st Amer. Gov. Fund	336,961	336,961
TOTAL SHORT-TERM INVESTMENTS (Cost $ 336,961)		336,961
TOTAL INVESTMENTS – 100.0% (Cost$ 6,206,780)		15,392,234
Other Assets less Liabilities – Less than 0.1%		1,671
NET ASSETS – 100.0%		15,393,905

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - December 31, 2021

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending December 31, 2021

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
4th Quarter	**14.92 %**	10.65 %	7.23 %
1-Year	**27.90 %**	26.88 %	22.35 %
3-Year Annualized	**28.40 %**	25.04 %	31.23 %
5-Year Annualized	**19.90 %**	17.90 %	24.27 %
10-Year Annualized	**16.16 %**	16.24 %	18.45 %
Annualized since inception 6/30/99	**7.76 %**	7.58 %	6.75 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	11.7 %
ON Semiconductor	6.5 %
Amazon.Com	5.9 %
Microsoft Corp.	5.4 %
Eli Lilly & Co.	5.3 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	40.2 %
Health Care	23.9 %
Consumer Disc.	10.6 %
Communication	10.0 %
Industrial	6.2 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - December 31, 2021

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 97.0%		
U.S Treasury 1.500 % Due 01-31-22	50,000	50,047
U.S. Treasury 1.250 % Due 07-31-23	300,000	302,976
U.S. Treasury 2.500 % Due 08-15-23	225,000	231,715
U.S. Treasury 0.500 % Due 02-28-26	400,000	388,719
U.S. Treasury 1.500 % Due 08-15-26	150,000	151,699
U.S. Treasury 2.875 % Due 05-15-28	100,000	108,969
U.S Treasury 1.750 % Due 11-15-29	325,000	333,201
U.S Treasury 0.625 % Due 05-15-30	175,000	163,652
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,699,996)		1,730,978
SHORT-TERM INVESTMENTS – 2.0%		
1st American Treasury Obligation Fund	36,366	36,366
TOTAL SHORT-TERM INVESTMENTS (Cost $ 36,366)		36,366
TOTAL INVESTMENTS – 99.0% (Cost $ 1,736,362)		1,767,344
Other Assets less Liabilities – Net – 1.0%		19,682
NET ASSETS - 100.0%		$ 1,787,026

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - December 31, 2021

(Unaudited)

Fund Performance



Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
15%
10%
5%
0%
-5%
-10%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending December 31, 2021

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
4th Quarter	**-0.60 %**	-0.24 %	-0.57%
1-Year	**-2.94 %**	-1.88 %	-1.71 %
3-Year Annualized	**2.32 %**	3.56 %	3.03 %
5-Year Annualized	**1.50 %**	2.69 %	2.33 %
10-Year Annualized	**0.50 %**	1.98 %	1.68 %
Annualized since inception 6/30/99	**1.85 %**	3.96 %	3.72 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 0.500% Due 02-28-26	21.8 %
US Treasury 1.750% Due 11-15-29	18.6 %
US Treasury 1.250% Due 07-31-23	17.0 %
US Treasury 2.500% Due 08-15-23	13.0 %
US Treasury 0.625% Due 05-15-30	9.2 %

(Continued from page 3)
a decline stretching back to early in the year. The company reported earnings above expectations, but a decline in revenue despite continued subscriber growth.

During the quarter we liquidated our position in AT&T, electing to hold the proceeds in cash pending the opportunity to reallocate the cash to a higher growth opportunity.

The Growth Fund

The Manor Growth Fund rose 14.92% net of all fees and expenses, during the quarter ending December 31, 2021, outperforming both the S&P 500 index return of 10.65% and comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, return of 7.23%. The Fund outperformed both the S&P 500 index and the Lipper Large-Cap Growth mutual fund index during the trailing year with a return of 27.90% for the Fund, compared to 26.88% for the S&P 500 index, and 22.35% for the Lipper index. The Fund outperformed the S&P 500 index for the trailing 3-year and 5-year periods with returns of 28.40% and 19.90% for the Fund, compared to 25.04% and 17.90% for the index, but underperformed the Lipper Large-Cap Growth index returns of 31.23% and 24.27%. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 10-year period with a return of 16.16% for the Fund compared to returns of 16.24% for the S&P 500, and 18.45% for the Lipper index. The Fund returned 7.76% since inception, outperforming both the S&P 500 index return of 7.58%, and the Lipper Large-Cap Growth index return of 6.75%.

During the 4th Quarter of 2021, the Fund was helped by strong performance from Apple, Inc., ON Semiconductor Corp., Qualcomm, Inc., Sherwin-Williams Co., and UnitedHealth Group. The shares of Apple rose throughout much of the quarter despite reporting revenue that was lower than expectations, and earnings in line with expectations. Notably, iPhone revenue missed expectations while revenue in most other product lines exceeded expectations. The shares of ON Semiconductor jumped when the company reported operating results, and continued to rise over the balance of the quarter. ON reported revenue and earnings that exceeded expectations, and raised revenue and earnings guidance for the coming quarter. The shares of Qualcomm also jumped when the company reported operating results. Qualcomm reported revenue and earnings above expectations, and raised revenue and earnings guidance for the coming quarter. Qualcomm also approved a new $10 billion stock repurchase authorization. The shares of Sherwin-Williams also rose throughout the quarter. The company reported revenue and earnings that exceeded expectations, and reaffirmed earnings guidance for the fiscal year. The shares of UnitedHealth Group rose through much of the quarter. The company reported revenue and earnings that exceeded expectations, and raised earnings guidance for the fiscal year. UnitedHealth also raised revenue guidance for the coming quarter and fiscal year.

Notable laggards during the 4th Quarter of 2021 include Activision Blizzard, Inc., Charter Communications, Fidelity National, Inc., United Rentals, Inc., and PTC Inc. The shares of Activision Blizzard traded lower through much of the quarter. The company reported earnings above expectations, but lowered earnings guidance for the coming quarter. Some of the downward pressure in the stock was related to ongoing management issues regarding harassment in the workplace. The shares of Charter Communications declined steadily through much of the quarter, retracing a substantial portion of the rally in the shares earlier in the year. Charter reported revenue and earnings above expectations and continued subscriber growth. The shares of Fidelity National fell steadily, extending a decline that stretches back to early in the year. The company reported earnings above expectations, revenue growth in line with expectations, and reaffirmed revenue and earnings growth for the fiscal year. Fidelity National announced an increased dividend growth rate as part of a new capital allocation strategy. The shares of United Rentals fell after the company reported disappointing operating results. The company reported revenue in line with expectations, but earnings that were below expectations. United Rentals raised revenue expectations for the fiscal year, but that was not enough to support the stock which had rallied through much of the year. The shares of PTC, Inc. traded lower through much of the quarter after the company reported operating results. PTC reported strong revenue growth and earnings that

exceeded expectations, and guided revenue in line with expectations for the fiscal year.

During the quarter we liquidated the position in Activision Blizzard in light of the weak operating results and management issues, which we believe could result in protracted litigation. We elected to hold the proceeds of this transaction in cash given the heightened market volatility as year-end approached.

The Bond Fund

The Manor Bond Fund generated a return of –0.60%, net of all fees and expenses, during the quarter ending December 31, 2021, underperforming the Bloomberg Barclay Intermediate US Treasury index return of –0.57%, and underperforming the Lipper US Government mutual fund index return of –0.24%. The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index, and the Lipper US Government mutual fund index during the trailing year with a return of –2.94% for the Fund compared to –1.71% for the Bloomberg index and –1.88% for the Lipper index. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of 2.32%, 1.50%, and 0.50% for the Fund, compared to returns of 3.03%, 2.33%, and 1.68% for the Bloomberg Barclay Intermediate Treasury index, and returns of 3.56%, 2.69%, and 1.98% for the Lipper US Government mutual fund index. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities.

How Long and How Strange?

Since the Great Financial Crisis the Fed has kept interest rates artificially low by injecting massive amounts of liquidity into the economy. This has had the effect of lowering the cost of capital and encouraging companies to borrow to fund marginally profitable projects or stock buybacks. At the same time, the Federal government enacted numerous major stimulus programs that have provided cash for increased consumer spending which accounts for two thirds of GDP. A little understood result of the Federal stimulus was the perverse effect on labor availability as stimulus cash reduced work incentives. Labor constraints arose just as supply chain disruption reduced the availability of raw materials, raised commodity prices, and constrained production. The Federal government and Federal Reserve may have engineered the strong rebound from the pandemic lows, but it remains to be seen if this is a lasting recovery or a "pull forward" of demand that will not survive the removal of stimulus and higher interest rates. The Fed will need to move cautiously as it implements its policy shift and it may be possible that the Fed will need to be much less aggressive in its implementation than initially intended. Based on the experience of previous Fed policy shifts, the transition may increase uncertainty as the Fed adjusts its policy actions in an attempt to manage market reactions.

As the economy transitions from the stimulus-induced rebound to a more moderate economic expansion, we could continue to see a shift from the high growth mega-cap names to companies with strong fundamentals and reasonable valuations. We know that the immediate impact of those policy changes are beyond our control and that our best course of action is to focus on the investment discipline that has guided us successfully through difficult markets in the past. We believe that company fundamentals matter and that an investment strategy built on that belief has the best opportunity for success over the long term. We will continue to search for companies that demonstrate the potential to grow revenue and earnings despite the complexities of recent events. We aim to invest in those companies whose shares are priced attractively relative to those fundamentals. We believe that well diversified investment portfolios based on this philosophy will be successful no matter how long and strange the trip might be.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101